Exhibit 99.1

EXECUTION COPY

LOCKHEED MARTIN CORPORATION

as Issuer

AND

THE BANK OF NEW YORK

as Trustee

INDENTURE

Dated as of August 30, 2006

6.15% Notes due 2036

- i -

- ii -

EXHIBITS

EXHIBIT A	Form of Security
EXHIBIT B	Restricted Legend
EXHIBIT C	DTC Legend
EXHIBIT D	Regulation S Certificate
EXHIBIT E	Rule 144A Certificate
EXHIBIT F	Certificate of Beneficial Ownership
EXHIBIT G	Temporary Offshore Global Security Legend

NOTE:	This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.

- iii -

INDENTURE dated as of August 30, 2006 between Lockheed Martin Corporation, a Maryland corporation (the “Corporation”), and The Bank of New York, a national banking association (the “Trustee”).

RECITALS

The Corporation has duly authorized the execution and delivery of the Indenture to provide initially for the issuance of up to $1,079,230,000 aggregate principal amount of the Corporation’s 6.15% Notes due 2036, and, if and when issued, any Additional Securities, together with any Exchange Securities issued therefor as provided herein (the “Securities”). All things necessary to make the Indenture a valid and legally binding agreement of the Corporation, in accordance with its terms, have been done, and the Corporation has done all things necessary to make the Securities (in case of the Additional Securities and the Exchange Securities, when duly authorized, when executed by the Corporation and authenticated and delivered by the Trustee and duly issued by the Corporation), the valid obligations of the Corporation as hereinafter provided.

This Indenture is by its terms subject to, and will be governed by, the provisions of the TIA that are required to be a part of and govern indentures qualified under the TIA.

THIS INDENTURE WITNESSETH

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, the parties hereto covenant and agree, for the equal and proportionate benefit of all Holders as follows:

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01 Definitions.

“Additional Interest” means additional interest owed to the Holders pursuant to a Registration Rights Agreement.

“Additional Securities” means any securities in an unlimited amount issued from time to time under the Indenture in addition to the Original Securities, including any Exchange Securities issued in exchange for such Additional Securities, having the same terms in all respects as the Original Securities except that if interest has been paid on the Original Securities interest will begin to accrue on the Additional Securities from the last Interest Payment Date on which interest has been paid on the Original Securities.

“Agent” means any Registrar, Paying Agent or co-registrar.

“Agent Member” means a member of, or a participant in, the Depositary.

“Board of Directors” means the Board of Directors, or any duly appointed committee of the Board of Directors, of the Corporation.

“Board Resolution” means a resolution of the Board of Directors or of a committee or person to which or to whom the Board of Directors has properly delegated the appropriate authority, a copy of which has been certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors or such committee or person and to be in full force and effect on the date of such certification and delivered to the Trustee.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions, at the place where any specified act pursuant to this Indenture is to occur, are authorized or obligated by law to close.

“Certificate of Beneficial Ownership” means a certificate substantially in the form of Exhibit F.

“Certificated Security” means a Security in registered individual form without interest coupons.

“Clearstream” means Clearstream Banking SA and its successors.

“Corporation” means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

“Dealer Managers” has the meaning set forth in the Registration Rights Agreement.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Depositary” means the depositary of each Global Security, which will initially be DTC.

“Dollars” and the sign “$” mean the currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

“DTC” means The Depository Trust Corporation, a New York corporation, and its successors.

“DTC Legend” means the legend set forth in Exhibit C.

“Euroclear” means Euroclear Bank S.A./N.V., and its successors or assigns, as operator of the Euroclear System.

“Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time.

“Exchange Securities” means the Securities of the Corporation issued pursuant to this Indenture in exchange for, and in an aggregate principal amount equal to, the Initial Securities or any Initial Additional Securities in compliance with the terms of a Registration Rights Agreement and containing terms substantially identical to the Initial Securities or any Initial Additional Securities (except that (i) such Exchange Securities will be registered under the Securities Act and will not be subject to transfer restrictions or bear the Restricted Legend and (ii) the provisions relating to Additional Interest will be eliminated).

“Exchange Offer” means an offer by the Corporation to the Holders of the Initial Securities or any Initial Additional Securities to exchange outstanding Securities for Exchange Securities, as provided for in the Registration Rights Agreement.

“Exchange Offer Registration Statement” means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

“Global Security” means Security in registered global form without interest coupons.

“Holder” or “Securityholder” means the person in whose name a Security is registered on the Registrar’s books.

“Indenture” means this Indenture as amended or supplemented from time to time.

“Initial Additional Securities” means Additional Securities issued in an offering not registered under the Securities Act and any Securities issued in replacement thereof, but not including any Exchange Securities issued in exchange therefore.

“Initial Securities” means the Securities issued on the Issue Date and any Securities issued in replacement thereof, but not including any Exchange Securities issued in exchange therefore.

“interest”, in respect of the Securities, unless the context otherwise requires, refers to interest and Additional Interest, if any.

“Interest Payment Date” means each March 1 and September 1 of each year, commencing March 1, 2007.

“Issue Date” means the date on which the Original Securities are originally issued under the Indenture.

“Non-U.S. Person” means a Person that is not a U.S. Person, as defined in Regulation S.

“Officer” means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or the Secretary of the Corporation.

“Officers’ Certificate” means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Corporation.

“Offshore Global Security” means a Global Security representing Securities issued and sold pursuant to Regulation S.

“Opinion of Counsel” means a written opinion from legal counsel. The counsel may be an employee of or counsel to the Corporation.

“Original Securities” means the Initial Securities and any Exchange Securities issued in exchange therefor.

“Permanent Offshore Global Security” means an Offshore Global Security that does not bear the Temporary Offshore Global Security Legend.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, including a government or political subdivision or an agency or instrumentality thereof.

“principal” of a Security means the principal amount of such Security (or if such Security was issued with original issue discount, the face amount of such Security less the remaining unamortized portion of the original issue discount of such Security) plus, when appropriate, the premium, if any, on the Security.

“QIB” means a Qualified Institutional Buyer as defined under Rule 144A under the Securities Act.

“Registration Rights Agreement” means (i) the Registration Rights Agreement dated on the Issue Date between the Corporation and the Dealer Managers with respect to the Initial Securities, and (ii) with respect to any Additional Securities, any registration rights agreements between the Corporation and the purchasers party thereto relating to rights given by the Corporation to the purchasers of Additional Securities to register such Additional Securities or exchange them for Securities registered under the Securities Act.

“Regular Record Date” means, for the interest payable on any Interest Payment Date, the February 15 or August 15 (whether or not a Business Day) next preceding such Interest Payment Date.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Certificate” means a certificate substantially in the form of Exhibit D hereto.

“Restricted Legend” means the legend set forth in Exhibit B.

“Restricted Period” means the relevant 40-day distribution compliance period as defined in Regulation S.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Certificate” means a certificate substantially in the form of Exhibit E hereto.

“SEC” means the Securities and Exchange Commission.

“Securities” has the meaning assigned to such term in the Recitals.

“Securities Act” means the Securities Act of 1933, as it may be amended from time to time.

“Shelf Registration Statement” means the Shelf Registration Statement as defined in a Registration Rights Agreement.

“Temporary Offshore Global Security” means an Offshore Global Security that bears the Temporary Offshore Global Security Legend.

“Temporary Offshore Global Security Legend” means the legend set forth in Exhibit G.

“TIA” means the Trust Indenture Act of 1939, as in effect (unless otherwise stated herein) on the date of this Indenture.

“Trustee” means the party named as such in this Indenture until a successor replaces it and thereafter means the successor. The term “Trustee” includes any additional Trustee appointed pursuant to Section 7.08.

“Trust Officer” means a Vice President or any other officer, assistant officer or employee of the Trustee assigned by the Trustee to administer its corporate trust matters and who shall have direct responsibility for the administration of this Indenture.

“Uniform Commercial Code” means the Maryland Uniform Commercial Code.

“U.S. Global Security” means a Global Security that bears the Restricted Legend representing Securities issued and sold pursuant to Rule 144A.

SECTION 1.02 Other Definitions.

Term	Defined in Section
“Attributable Debt”	4.01
“Bankruptcy Law”	6.01
“Consolidated Net Tangible Assets”	4.01
“Custodian”	6.01
“Debt”	4.01
“Event of Default”	6.01
“Legal Holiday”	10.08
“Lien”	4.01
“Long-Term Debt”	4.01
“Paying Agent”	2.03
“Principal Property”	4.01
“Register”	2.06
“Registrar”	2.03
“Restricted Property”	4.01
“Restricted Subsidiary”	4.01
“Sale-Leaseback Transaction”	4.01
“Subsidiary”	4.01
“United States”	4.01
“U.S. Government Obligations”	8.02
“Voting Stock”	4.01

SECTION 1.03 Incorporation by Reference of TIA. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

“Commission” means the SEC.

“indenture securities” means the Securities.

“indenture security holder” means a Securityholder.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor” on the indenture securities means the Corporation.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them.

SECTION 1.04 Rules of Construction. Unless the context otherwise requires:

(1) a term has the meaning assigned to it;

(2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

(3) “or” is not exclusive;

(4) words in the singular include the plural, and in the plural include the singular;

(5) any gender used in this Indenture shall be deemed to include the neuter, masculine or feminine gender; and

(6) provisions apply to successive events and transactions.

ARTICLE 2

THE SECURITIES

SECTION 2.01 Form, Dating and Denominations; Legends. (a) The Securities and the Trustee’s certificate of authentication will be substantially in the form attached as Exhibit A. The terms and provisions contained in the form of the Securities annexed as Exhibit A constitute, and are hereby expressly made, a part of the Indenture. The Securities may have notations, legends or endorsements required by law, rules of or agreements with national securities exchanges to which the Corporation is subject, or usage. Each Security will be dated the date of its authentication. The Securities will be issuable in denominations of $1,000 in principal amount and any multiple of $1,000 in excess thereof.

(b)    (1) Except as otherwise provided in paragraph (c), Section 2.07(b)(3), (b)(5), or (c) or Section 2.06(b)(4), each Initial Security or Initial Additional Security (other than a Permanent Offshore Security) will bear the Restricted Legend.

(2) Each Global Security, whether or not an Initial Security or Additional Security, will bear the DTC Legend.

(3) Each Temporary Offshore Global Security will bear the Temporary Offshore Global Security Legend.

(4) Initial Securities and Initial Additional Securities offered and sold in reliance on Regulation S will be issued as provided in Section 2.08(a).

(5) Initial Securities and Initial Additional Securities will be issued in the form of Global Securities. Initial Securities may only be issued to QIBs or in reliance on Regulation S.

(6) Exchange Securities will be issued, subject to Section 2.06(b), in the form of one or more Global Securities.

(c)    (1) If the Corporation determines (upon the advice of counsel and such other certifications and evidence as the Corporation may reasonably require) that a Security is eligible for resale pursuant to Rule 144(k) under the Securities Act (or a successor provision) and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of the Security (or a beneficial interest therein) are effected in compliance with the Securities Act, or

(2) after an initial Security or any Initial Additional Security is (x) sold pursuant to an effective registration statement under the Securities Act, pursuant to a Registration Rights Agreement or otherwise, or (y) is validly tendered for exchange into an Exchange Security pursuant to an Exchange Offer, the Corporation may instruct the Trustee to cancel the Security and issue to the Holder thereof (or to its transferee) a new Security of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction.

(d) By its acceptance of any Security bearing the Restricted Legend (or any beneficial interest in such Security), each Holder thereof and each owner of a beneficial interest therein acknowledges the restrictions on transfer of such Security (and any such beneficial interest) set forth in this Indenture and in the Restricted Legend and agrees that it will transfer such Security (and any such beneficial interest) only in accordance with the Indenture and such legend.

SECTION 2.02 Execution and Authentication; Exchange Securities; Additional Securities. An Officer shall execute the Securities for the Corporation by facsimile or manual signature in the name and on behalf of the Corporation. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security will still be valid.

A Security will not be valid until the Trustee manually signs the certificate of authentication on the Security, with the signature conclusive evidence that the Security has been authenticated under the Indenture.

At any time and from time to time after the execution and delivery of the Indenture, the Corporation may deliver Securities executed by the Corporation to the Trustee for authentication. The Trustee will authenticate and deliver (i) Initial Securities for original issue in the aggregate principal amount not to exceed $1,079,230,000, (ii) Initial Additional Securities from time to time for original issue in aggregate principal amounts specified by the Corporation, and (iii) Exchange Securities from time to time for issue in exchange for a like principal amount of Initial Securities or Initial Additional Securities after the following conditions have been met:

(1) Receipt by the Trustee of an Officers’ Certificate specifying

(A) the amount of the Securities to be authenticated and the date on which the Securities are to be authenticated,

(B) whether the Securities are to be Initial Securities or Additional Securities or Exchange Securities,

(C) in the case of Initial Additional Securities, that the issuance of such Securities does not contravene any provision of Article 4,

(D) whether the Securities are to be issued as one or more Global Securities or Certificated Securities, and

(E) other information the Corporation may determine to include or the Trustee may reasonably request.

(2) In the case of Initial Additional Securities, receipt by the Trustee of an Opinion of Counsel confirming that the Holders of the outstanding Securities will be subject to federal income tax in the same amounts, in the same manner and at the same times as would have been the case if such Additional Securities were not issued.

(3) In the case of Exchange Securities, effectiveness of an Exchange Offer Registration Statement and consummation of the exchange offer thereunder (and receipt by the Trustee of an Officers’ Certificate to that effect). Initial Securities or Initial Additional Securities exchanged for Exchange Securities will be cancelled by the Trustee.

SECTION 2.03 Registrar and Paying Agent. The Corporation shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (“Registrar”) and an office or agency where Securities may be presented for payment (“Paying Agent”). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Corporation may have one or more co-registrars and one or more additional paying agents. The term “Paying Agent” includes any additional paying agent.

The Corporation shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Corporation shall notify the Trustee of the name and address of any such Agent. If the Corporation fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

The Corporation initially appoints the Trustee as Registrar and Paying Agent.

SECTION 2.04 Paying Agent to Hold Money in Trust. Each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on such Securities and shall notify the Trustee of any default by the Corporation in making such payment. If the Corporation or a Subsidiary acts as Paying Agent with respect to the Securities, it shall segregate the money for the Securities and hold it as a separate trust fund. The Corporation at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so the Paying Agent shall have no further liability for the money.

SECTION 2.05 Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Corporation shall furnish or cause to be furnished to the Trustee on or before each interest payment date for the Securities and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

SECTION 2.06 Registration, Transfer and Exchange. (a) The Securities will be issued in registered form only, without coupons, and the Corporation shall cause the Trustee to maintain a register (the “Register”) of the Securities, for registering the record ownership of the Securities by the Holders and transfers and exchanges of the Securities.

(b)    (1) Each Global Security will be registered in the name of the Depositary or its nominee and, so long as DTC is serving as the Depositary thereof, will bear the DTC Legend.

(2) Each Global Security will be delivered to the Trustee as custodian for the Depositary. Transfers of a Global Security (but not a beneficial interest therein) will be limited to transfers thereof in whole, but not in part, to the Depositary, its successors or their respective nominees, except as set forth in Section 2.06(b)(4).

(3) Agent Members will have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, and the Depositary may be treated by the Corporation, the Trustee and any agent of the Corporation or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, the Depositary or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Security through an Agent Member) to take any action which a Holder is entitled to take under this Indenture or the Securities, and nothing herein will impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

(4) If (x) the Depositary notifies the Corporation that it is unwilling or unable to continue as Depositary for a Global Security and a successor depositary is not appointed by the Corporation within 90 days of such notice, (y) an Event of Default has occurred and is continuing and the Trustee has received a request from the Depositary or (z) the Corporation in its discretion at any time determines not have all of the Securities represented by one or more Global Security or Securities, the Trustee will promptly exchange each beneficial interest in the Global Security for one or more Certificated Securities in authorized denominations having an equal aggregate principal amount registered in the name of the owner of such beneficial interest, as identified to the Trustee by the Depositary, and thereupon the Global Security will be deemed canceled. If such Security does not bear the Restricted Legend, then the Certificated Securities issued in exchange therefor will not bear the Restricted Legend. If such Security bears the Restricted Legend, then the Certificated Securities issued in exchange therefor will bear the Restricted Legend, provided that any Holder of any such Certificated Security issued in exchange for a beneficial interest in an Offshore Global Security will have the right upon presentation to the Trustee of a duly completed Certificate of Beneficial Ownership after the Restricted Period to exchange such Certificated Security for a Certificated Security of like tenor and amount that does not bear the Restricted Legend, registered in the name of such Holder.

(c) Each Certificated Security will be registered in the name of the Holder thereof or its nominee.

(d) A Holder may transfer a Security (or a beneficial interest therein) to another Person or exchange a Security (or a beneficial interest therein) for another Security or Securities of any authorized denomination by presenting to the Trustee a written request therefor stating the name of the proposed transferee or requesting such an exchange, accompanied by any certification, opinion or other document required by Section 2.07. The Trustee will promptly register any transfer or exchange that meets the requirements of this Section 2.06 by noting the same in the register maintained by the Trustee for the purpose; provided that

(x) no transfer or exchange will be effective until it is registered in such register and

(y) the Trustee will not be required (i) to issue, register the transfer of or exchange any Security for a period of 15 days before a selection of Securities to be redeemed, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of a partial redemption, that portion of any Security not being redeemed, or (iii) if a redemption is to occur after a Regular Record Date but on or before the corresponding Interest Payment Date, to register the transfer of or exchange any Security on or after the Regular Record Date and before the date of redemption. Prior to the registration of any transfer, the Corporation, the Trustee and their agents will treat the Person in whose name the Security is registered as the owner and Holder thereof for all purposes (whether or not the Security is overdue), and will not be affected by notice to the contrary.

From time to time the Corporation will execute and the Trustee will authenticate and deliver additional Securities as necessary in order to permit the registration of a transfer or exchange in accordance with this Section.

No service charge will be imposed in connection with any transfer or exchange of any Security, but the Corporation may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than a transfer tax or other similar governmental charge payable upon exchange pursuant to subsection (b)(4) of this Section 2.06).

(e)    (1) Global Security to Global Security. If a beneficial interest in a Global Security is transferred or exchanged for a beneficial interest in another Global Security, the Trustee will (x) record a decrease in the principal amount of the Global Security being transferred or exchanged equal to the principal amount of such transfer or exchange and (y) record a like increase in the principal amount of the other Global Security. Any beneficial interest in one Global Security that is transferred to a Person who takes delivery in the form of an interest in another Global Security, or exchanged for an interest in another Global Security, will, upon transfer or exchange, cease to be a beneficial interest in such Global Security and become a beneficial interest in the other Global Security and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

(2) Global Security to Certificated Security. If a beneficial interest in a Global Security is transferred or exchanged, in accordance with Section 2.07, for a Certificated Security, the Trustee will (x) record a decrease in the principal amount of such Global Security equal to the principal amount of such transfer or exchange and (y) deliver one or more new Certificated Securities in authorized denominations having an equal aggregate principal amount to the transferee (in the case of a transfer) or the owner of such beneficial interest (in the case of an exchange), registered in the name of such transferee or owner, as applicable.

(3) Certificated Security to Global Security. If a Certificated Security is transferred or exchanged, in accordance with Section 2.07, for a beneficial interest in a Global Security, the Trustee will (x) cancel such Certificated Security, (y) record an increase in the principal amount of such Global Security equal to the principal amount of such transfer or exchange and (z) in the event that such transfer or exchange involves less than the entire principal amount of the canceled Certificated Security, deliver to the Holder thereof one or more new Certificated Securities in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Security, registered in the name of the Holder thereof.

(4) Certificated Security to Certificated Security. If a Certificated Security is transferred or exchanged, in accordance with Section 2.07, for another Certificated Security, the Trustee will (x) cancel the Certificated Security being transferred or exchanged, (y) deliver one or more new Certificated Securities in authorized denominations having an aggregate principal amount equal to the principal amount of such transfer or exchange to the transferee (in the case of a transfer) or the Holder of the canceled Certificated Security (in the case of an exchange), registered in the name of such transferee or Holder, as applicable, and (z) if such transfer or exchange involves less than the entire principal amount of the canceled Certificated Security, deliver to the Holder thereof one or more Certificated Securities in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Security, registered in the name of the Holder thereof.

SECTION 2.07 Restrictions on Transfer and Exchange. (a) The transfer or exchange of any Security (or a beneficial interest therein) may only be made in accordance with this Section 2.07 and Section 2.06 and, in the case of a Global Security (or a beneficial interest therein), the applicable rules and procedures of the Depositary. The Trustee shall refuse to register any requested transfer or exchange that does not comply with the preceding sentence.

(b) Subject to paragraph (c), the transfer or exchange of any Security (or a beneficial interest therein) of the type set forth in column A below for a Security (or a beneficial interest therein) of the type set forth opposite in column B below may only be made in compliance with the certification requirements (if any) described in the clause of this paragraph set forth opposite in column C below.

A	B	C
U.S. Global Security	U.S. Global Security	(1)
U.S. Global Security	Offshore Global Security	(2)
U.S. Global Security	Certificated Security	(3)
Offshore Global Security	U.S. Global Security	(4)
Offshore Global Security	Offshore Global Security	(1)
Offshore Global Security	Certificated Security	(5)
Certificated Security	U.S. Global Security	(4)
Certificated Security	Offshore Global Security	(2)
Certificated Security	Certificated Security	(3)

(1) No certification is required.

(2) The Person requesting the transfer or exchange must deliver or cause to be delivered to the Trustee a duly completed Regulation S Certificate; provided that if the requested transfer or exchange is made by the Holder of a Certificated Security that does not bear the Restricted Legend, then no certification is required.

(3) The Person requesting the transfer or exchange must deliver or cause to be delivered to the Trustee (x) a duly completed Rule 144A Certificate or (y) a duly completed Regulation S Certificate and/or an Opinion of Counsel and such other certifications and evidence as the Corporation may reasonably require in order to determine that the proposed transfer or exchange is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States; provided that if the requested transfer or exchange is made by the Holder of a Certificated Security that does not bear the Restricted Legend, then no certification is required. In the event that (i) the requested transfer or exchange takes place after the Restricted Period and a duly completed Regulation S Certificate is delivered to the Trustee or (ii) a Certificated Security that does not bear the Restricted Legend is surrendered for transfer or exchange, upon such transfer or exchange the Trustee will deliver a Certificated Security that does not bear the Restricted Legend.

(4) The Person requesting the transfer or exchange must deliver or cause to be delivered to the Trustee a duly completed Rule 144A Certificate.

(5) Notwithstanding anything to the contrary contained herein, if the requested transfer involves a beneficial interest in an Offshore Global Security during the Restricted Period, the Person requesting the transfer must deliver or cause to be delivered to the Trustee a duly completed Rule 144A Certificate and/or an Opinion of Counsel and

such other certifications and evidence as the Corporation may reasonably require in order to determine that the proposed transfer is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States. If the requested transfer or exchange involves a beneficial interest in an Offshore Global Security following expiration of the Restricted Period, no certification is required and the Trustee will deliver a Certificated Security that does not bear the Restricted Legend.

(c) No certification is required in connection with any transfer or exchange of any Security (or a beneficial interest therein):

(1) after such Security is eligible for resale pursuant to Rule 144(k) under the Securities Act (or a successor provision); provided that the Corporation has provided the Trustee with an Officer’s Certificate to that effect, and the Corporation may require from any Person requesting a transfer or exchange in reliance upon this clause (1) an opinion of counsel and any other reasonable certifications and evidence in order to support such certificate; or

(2) (x) sold pursuant to an effective registration statement, pursuant to the Registration Rights Agreement or otherwise or (y) which is validly tendered for exchange into an Exchange Security pursuant to an Exchange Offer.

Any Certificated Security delivered in reliance upon this paragraph will not bear the Restricted Legend.

(d) The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Security (or a beneficial interest therein), and the Corporation will have the right to inspect and make copies thereof at any reasonable time upon prior written notice to the Trustee.

SECTION 2.08 Temporary Offshore Global Securities. (a) Each Security originally offered and sold in reliance upon Regulation S will be evidenced by one or more Offshore Global Securities that bear the Temporary Offshore Global Security Legend.

(b) An owner of a beneficial interest in a Temporary Offshore Global Security (or a Person acting on behalf of such an owner) may provide to the Trustee (and the Trustee will accept) a duly completed Certificate of Beneficial Ownership at any time after the Restricted Period (it being understood that the Trustee will not accept any such certificate during the Restricted Period). Promptly after acceptance of a Certificate of Beneficial Ownership with respect to such a beneficial interest, the Trustee will cause such beneficial interest to be exchanged for an equivalent beneficial interest in a Permanent Offshore Global Security, and will (x) permanently reduce the principal amount of such Temporary Offshore Global Security by the amount of such beneficial interest and (y) increase the principal amount of such Permanent Offshore Global Security by the amount of such beneficial interest.

(c) Notwithstanding anything to the contrary contained herein, beneficial interests in a Temporary Offshore Global Security may be held through the Depositary only through Euroclear and Clearstream and their respective direct and indirect participants.

(d) Notwithstanding paragraph (b), if after the Restricted Period any dealer or a person receiving a selling concession, fee or other remuneration in respect of the Securities owns a beneficial interest in a Temporary Offshore Global Security, such person may, upon written request to the Trustee accompanied by a certification as to its status as dealer or a person receiving a selling concession, fee or other remuneration in respect of the Securities, exchange such beneficial interest for an equivalent beneficial interest in a Permanent Offshore Global Security, and the Trustee will comply with such request and will (x) permanently reduce the principal amount of such Temporary Offshore Global Security by the amount of such beneficial interest and (y) increase the principal amount of such Permanent Offshore Global Security by the amount of such beneficial interest.

SECTION 2.09 Replacement Securities. If the Holder of a Security claims that the Security has been mutilated, destroyed, lost or stolen, the Corporation may issue and the Trustee shall authenticate a replacement Security with identical terms as the Securities exchanged if the requirements of Section 8-405 of the Uniform Commercial Code (or any successor provision) are met. Such Holder shall furnish an indemnity bond sufficient in the judgment of the Corporation and the Trustee to protect the Corporation, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Corporation and the Trustee may charge for their expenses in replacing a Security.

In case any such mutilated, destroyed, lost or stolen Security has become due and payable, the Corporation in its discretion may, instead of issuing a new Security, pay such Security (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Corporation, the Trustee, the Paying Agent, the Registrar and any co-registrar for such Security such security or indemnity as may be required by them to hold each of them harmless, and in case of destruction, loss or theft, evidence satisfactory to the Corporation, the Trustee, the Paying Agent, the Registrar and any co-registrar, and any agent of any of them, of the destruction, loss or theft of such Security and the ownership thereof.

Upon the issuance of any new Security under this Section 2.09, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including all fees and expenses of the Trustee, the Paying Agent, the Registrar and any co-registrar for such Security) connected therewith.

Every new Security issued pursuant to this Section 2.09 in lieu of any destroyed, lost or stolen Security or in exchange for any mutilated Security, shall constitute an original additional obligation of the Corporation, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities.

The provisions of this Section 2.09 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 2.10 Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee (and, in the case of Global Securities, endorsed by the Trustee) except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Corporation, or an affiliate of the Corporation, holds the Security.

If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

If the Paying Agent holds on a redemption date or maturity date money sufficient to pay Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

If a Security is called for redemption, the Corporation and the Trustee need not treat the Security as outstanding in determining whether Holders of the required principal amount of Securities have concurred in any direction, waiver or consent.

SECTION 2.11 Temporary Securities. Until definitive Securities are ready for delivery or a permanent Global Security or Securities are prepared, as the case may be, the Corporation may prepare and the Trustee shall authenticate temporary Securities or one or more temporary Global Securities, as the case may be. Temporary Securities shall be substantially in the form of definitive Securities or permanent Global Securities, as the case may be, but may have variations that the Corporation considers appropriate for temporary Securities. Without unreasonable delay, the Corporation shall prepare and the Trustee shall authenticate definitive Securities or a permanent Global Security or Securities, as the case may be, in exchange for temporary Securities. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities or permanent Global Securities.

SECTION 2.12 Cancellation. The Corporation at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee and no one else shall cancel and dispose of all Securities surrendered for transfer, exchange, payment or cancellation, and shall so certify to the Corporation upon its written request therefor. The Corporation may not issue new Securities to replace Securities it has paid or it has delivered to the Trustee for cancellation.

SECTION 2.13 CUSIP and CINS Numbers. The Corporation in issuing the Securities shall use “CUSIP” and “CINS” numbers, and the Trustee will use CUSIP or CINS numbers in notices of redemption as a convenience to Holders, any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption. The Corporation will promptly notify the Trustee of any change in the CUSIP or CINS numbers.

SECTION 2.14 Defaulted Interest. If the Corporation defaults in a payment of interest on any Securities, it shall pay the defaulted interest to the persons who are Holders of those Securities on a subsequent special record date. The Corporation shall fix the special record date and the payment date in respect thereof. At least 15 days before the special record date, the Corporation shall mail to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Corporation may pay defaulted interest in any other lawful manner.

ARTICLE 3

REDEMPTION

SECTION 3.01 Notices to Trustee. If the Corporation elects to redeem any Securities pursuant to paragraph 3 of the Securities, it shall notify the Trustee of the redemption date and the principal amount of Securities to be redeemed and that such redemption is being made pursuant to paragraph 3 of the Securities. If the redemption is of less than all the outstanding Securities, the Corporation shall furnish to the Trustee a written statement signed by an Officer of the Corporation stating that there exists no Event of Default and no circumstance which, after notice or the passage of time or both, would constitute an Event of Default. The Corporation shall give the notice provided for in this Section at least 50 days before the redemption date.

SECTION 3.02 Selection of Securities to be Redeemed. If, at the option of the Corporation, less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by a method the Trustee considers fair and appropriate, subject to any applicable stock exchange requirements. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have a denomination larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or a multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

The Trustee shall promptly notify the Corporation in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 3.03 Notice of Redemption. At least 20 days but not more than 60 days before a date of redemption of Securities at the option of the Corporation, the Corporation shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed.

The notice shall identify the Securities to be redeemed and shall state:

(1) the redemption date;

(2) the redemption price;

(3) the name and address of the Paying Agent;

(4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price; and

(5) that interest, if any, on Securities called for redemption ceases to accrue on and after the redemption date.

At the Corporation’s request, the Trustee shall give the notice of redemption in the Corporation’s name and at its expense. In such event, the Corporation will provide the Trustee with the information required by clauses (1) through (5) above at least 5 (five) Business Days prior to the date chosen for giving such notice, or such lesser period if permitted by the Trustee in its discretion.

SECTION 3.04 Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest, if any, to the redemption date; provided, however, that any regular payment of interest becoming due on the redemption date shall be payable to the Holder of any such Security being redeemed as provided in the Security.

SECTION 3.05 Deposit of Redemption Price. By the opening of business on the redemption date, the Corporation shall deposit with the Paying Agent money sufficient to pay the redemption price of and accrued interest, if any, on all Securities to be redeemed at the option of the Corporation on that date.

SECTION 3.06 Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

ARTICLE 4

COVENANTS

SECTION 4.01 Certain Definitions. “Attributable Debt” for a lease means the carrying value of the capitalized rental obligation determined under generally accepted accounting principles. The carrying value may be reduced by the capitalized value of the rental obligations, calculated on the same basis, that any sublessee has for all or part of the same property. This term does not include any obligation to make payments arising from the transfer of tax benefits under the Economic Recovery Tax Act of 1981 (as it may from time to time be amended, or any successor statute) to the extent such obligation is offset by or conditioned upon receipt of payments from another person. A lease obligation shall be counted only once even if the Corporation and one or more of its Subsidiaries may be responsible for the obligation.

“Consolidated Net Tangible Assets” means total assets less (1) total current liabilities (excluding any Debt which, at the option of the borrower, is renewable or extendable to a term exceeding 12 months and which is included in current liabilities and further excluding any deferred income taxes which are included in current liabilities) and (2) goodwill, patents and trademarks, all as reflected in the Corporation’s most recent consolidated balance sheet preceding the date of a determination under Section 4.03(11).

“Debt” means all indebtedness for borrowed money reported as debt in the consolidated financial statements or any guarantee of such a debt and includes purchase money obligations. This term does not include any obligation to make payments arising from the transfer of tax benefits under the Economic Recovery Tax Act of 1981 (as it may from time to time be amended, or any successor statute) to the extent such obligation is offset by or conditioned upon receipt of payments from another person. A Debt shall be counted only once even if the Corporation and one or more of its Subsidiaries may be responsible for the obligation.

“Lien” means any mortgage, pledge, security interest or lien. This term does not include any obligation arising from the transfer of tax benefits under the Economic Recovery Tax Act of 1981 (as it may from time to time be amended, or any successor statute) to the extent such obligation is offset by or conditioned upon receipt of payments from another person.

“Long-Term Debt” means Debt that by its terms matures on a date more than 12 months after the date it was created or Debt that the obligor may extend or renew without the obligee’s consent to a date more than 12 months after the Debt was created.

“Principal Property” means any manufacturing facility located in the United States and owned by the Corporation or by one or more Restricted Subsidiaries from the date the Initial Securities are first issued and which has, as of the date the Lien is incurred, a net book value (after deduction of depreciation and other similar charges) greater than 3% of Consolidated Net Tangible Assets, except (1) any such facility or property which is financed by obligations of any State, political subdivision of any State or the District of Columbia under terms which permit the interest payable to the holders of the obligations to be excluded from gross income as a result of the plant, facility or property satisfying the conditions of Section 103(b)(4)(C), (D), (E), (F) or (H) of the Internal Revenue Code of 1954, as amended, Section 103(b)(6) of the Internal Revenue Code of 1954, as amended, Section 142(a) or Section 144(a) of the Internal Revenue Code of 1986, or of any successors to such provisions, or (2) any such facility or property which, in the opinion of the Board of Directors of the Corporation, is not of material importance to the total business conducted by the Corporation and its Subsidiaries taken as a whole. However, the Chief Executive Officer or Chief Financial Officer of the Corporation may at any time declare any manufacturing facility or other property to be a Principal Property by delivering a certificate to that effect to the Trustee.

“Restricted Property” means any Principal Property, any Debt of a Restricted Subsidiary owned by the Corporation or a Restricted Subsidiary on the date the Initial Securities are first issued or secured by a Principal Property (including any property received upon a conversion or exchange of such Debt), or any shares of stock of the Corporation or a Restricted Subsidiary owned by the Corporation or a Restricted Subsidiary (including any property or shares received upon a conversion, stock split or other distribution with respect to the ownership of such stock).

“Restricted Subsidiary” means a Subsidiary that has substantially all its assets located in, or carries on substantially all its business in, the United States and that owns a Principal Property. Notwithstanding the preceding sentence, a Subsidiary shall not be a Restricted Subsidiary during such period of time as it (or any corporation (other than the Corporation) or other entity that, directly or indirectly, beneficially owns a majority of the Voting Stock of the Subsidiary) has shares of capital stock registered under the Exchange Act or it files reports and other information with the SEC pursuant to Section 13 or 15(d) of the Exchange Act.

“Sale-Leaseback Transaction” means an arrangement whereby the Corporation or a Restricted Subsidiary now owns or hereafter acquires a Principal Property, transfers it to a Person and contemporaneously leases it back from the Person. This term does not include any transaction arising from the transfer of tax benefits under the Economic Recovery Tax Act of 1981 (as it may from time to time be amended, or any successor statute) to the extent the obligation to make rental payments is offset or conditioned upon receipt of payments from another person.

“Subsidiary” means a corporation a majority of the Voting Stock of which is owned by the Corporation, the Corporation and one or more Subsidiaries, or one or more Subsidiaries.

“United States” means the United States of America. The Commonwealth of Puerto Rico, the Virgin Islands and other territories and possessions are not part of the United States.

“Voting Stock” means capital stock having voting power under ordinary circumstances to elect directors.

SECTION 4.02 Payment of Securities. The Corporation shall promptly pay the principal of and interest, if any, on the Securities on the dates and in the manner provided in the Securities.

To the extent lawful, the Corporation shall pay interest on overdue principal, if any, at the rate borne by the Securities and shall pay interest on overdue installments of interest, if any, at the same rate.

SECTION 4.03 Limitation on Liens. The Corporation shall not, and shall not permit any Restricted Subsidiary to, incur a Lien on Restricted Property to secure a Debt unless:

(1) the Lien equally and ratably secures the Securities and the Debt. The Lien may equally and ratably secure the Securities and any other obligation of the Corporation or a Subsidiary. The Lien may not secure an obligation of the Corporation that is subordinated to any Securities; or

(2) the Lien is on property, Debt or shares of stock of a corporation at the time such corporation becomes a Restricted Subsidiary; or

(3) the Lien is on property at the time the Corporation or a Restricted Subsidiary acquires the property. However, the Lien may not extend to any other Restricted Property owned by the Corporation or a Restricted Subsidiary at the time the property is acquired; or

(4) the Lien secures the payment of all or any part of the purchase price of property upon the acquisition of such property by the Corporation or a Restricted Subsidiary or secures any Debt incurred or guaranteed by the Corporation or a Restricted Subsidiary prior to, at the time of, or within one year after the later of the acquisition, completion of construction (including any improvements on an existing property) or commencement of full operation of such property, which Debt is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or construction or improvements thereon, and which Debt may be in the form of obligations incurred in connection with industrial revenue bonds or similar financings and letters of credit issued in connection therewith; provided, however, that in the case of any such acquisition, construction or improvement the Lien shall not apply to any property theretofore owned by the Corporation or a Restricted Subsidiary, other than, in the case of any such construction or improvement, any theretofore unimproved real property on which the property so constructed or the improvement made is located; or

(5) the Lien secures Debt of a Restricted Subsidiary owed to the Corporation or another Restricted Subsidiary; or

(6) the Lien is on property of a corporation or other entity at the time such corporation or other entity merges into, or consolidates or enters into a share exchange with, the Corporation or a Restricted Subsidiary; or

(7) the Lien is on property of a person at the time the person transfers or leases all or substantially all its assets to the Corporation or a Restricted Subsidiary; or

(8) the Lien is in favor of any customer (including any government or governmental authority) to secure partial, progress, advance or other payments or performance pursuant to any contract or statute or to secure any related indebtedness or to secure Debt guaranteed by a government or governmental authority; or

(9) the Lien arises pursuant to any order of attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings or the Lien is a materialmen’s, suppliers’, tax or other similar Lien arising in the ordinary course of business securing obligations which are not overdue or are being contested in good faith by appropriate proceedings; or

(10) the Lien extends, renews or replaces in whole or in part a Lien (“existing Lien”) permitted by any of the clauses (1) through (9) or a Lien existing on the date that the Initial Securities are first issued. The Lien may not extend beyond the property subject to the existing Lien. The Debt secured by the Lien may not exceed the Debt secured at the time by the existing Lien unless the existing Lien or a predecessor Lien was incurred under clause (1) or (5); or

(11) the Debt secured by the Lien plus all other Debt secured by Liens on Restricted Property, excluding Debt secured by a Lien permitted by any of the clauses (1) through (10) and any Debt secured by a Lien existing at the date of this Indenture, at the time does not exceed 10% of Consolidated Net Tangible Assets. Attributable Debt for any lease entered into under clause (4) of Section 4.04 shall be included in the determination and treated as Debt secured by a Lien on Restricted Property not otherwise permitted by any of the clauses (1) through (10).

SECTION 4.04 Limitation on Sale-Leaseback Transactions. The Corporation shall not, and shall not permit any Restricted Subsidiary to, enter into a Sale-Leaseback Transaction unless:

(1) the lease has a term of three years or less; or

(2) the lease is between the Corporation and a Restricted Subsidiary or between Restricted Subsidiaries; or

(3) the Corporation or a Restricted Subsidiary under clauses (2) through (10) of Section 4.03 could create a Lien on the property to secure Debt at least equal in amount to the Attributable Debt for the lease; or

(4) the Corporation or a Restricted Subsidiary under clause (11) of Section 4.03 could create a Lien on the property to secure Debt at least equal in amount to the Attributable Debt for the lease; or

(5) the Corporation or a Subsidiary owns or acquires other property which will be made a Principal Property and is determined by the Board of Directors of the Corporation to have a fair value equal to or greater than the Attributable Debt incurred; or

(6)    (A) the Corporation or a Restricted Subsidiary makes an optional prepayment in cash of its Debt at least equal in amount to the Attributable Debt for the lease,

(B) the prepayment is made within 120 days of the effective date of the lease,

(C) the Debt prepaid is not owned by the Corporation or a Restricted Subsidiary, and

(D) the Debt prepaid was Long-Term Debt at the time it was created.

SECTION 4.05 No Lien Created, etc. This Indenture and the Securities do not create a Lien, charge or encumbrance on any property of the Corporation or any Subsidiary.

SECTION 4.06 Compliance Certificate. The Corporation shall deliver to the Trustee within 120 days after the end of each fiscal year of the Corporation an Officers’ Certificate stating whether or not the signers know of any default by the Corporation in performing their covenants in Section 4.03 or 4.04. If they do know of such a default, the certificate shall describe the default. The certificate need not comply with Section 10.05.

SECTION 4.07 SEC Reports. The Corporation shall file with the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Corporation is required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act. The Corporation also shall comply with the other provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

ARTICLE 5

SUCCESSOR CORPORATION

SECTION 5.01 When the Corporation May Merge, etc. The Corporation shall not consolidate with or merge into, or transfer all or substantially all its assets to another corporation, unless (1) the Corporation shall be the surviving entity in the case of a merger or the resulting, surviving or transferee corporation assumes by supplemental indenture all the obligations of the Corporation under the Securities and this Indenture, (2) immediately after giving effect to such transaction no Event of Default and no circumstances which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing, and (3) the Corporation shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all such obligations of the Corporation shall terminate.

SECTION 5.02 When Securities Must be Secured. If upon any such consolidation, merger or transfer a Restricted Property would become subject to an attaching Lien that secures Debt, then, before the consolidation, merger or transfer occurs, the Corporation by supplemental indenture shall secure the Securities by a direct lien on the Restricted Property. The direct Lien shall have priority over all Liens on the Restricted Property except those already on it. The direct Lien may equally and ratably secure the Securities and any other obligation of the Corporation or a Subsidiary. However, the Corporation need not comply with this Section if:

(1) upon the consolidation, merger or transfer the attaching Lien will secure the Securities equally and ratably with or prior to Debt secured by the attaching Lien; or

(2) the Corporation or a Restricted Subsidiary under any of the clauses (2) through (11) of Section 4.03 could create a Lien on the Restricted Property to secure Debt at least equal in amount to that secured by the attaching Lien.

ARTICLE 6

DEFAULTS AND REMEDIES

SECTION 6.01 Events of Default. An “Event of Default” occurs if:

(1) the Corporation defaults in the payment of interest on any Security when the same becomes due and payable and the default continues for a period of 30 days;

(2) the Corporation defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon redemption or otherwise;

(3) the Corporation fails to comply with any of its other agreements in the Securities or this Indenture and the default continues for the period and after the notice specified in this Section;

(4) the Corporation pursuant to or within the meaning of any Bankruptcy Law:

(A) commences a voluntary case,

(B) consents to the entry of an order for relief against it in an involuntary case,

(C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

(D) makes a general assignment for the benefit of its creditors; or

(5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A) is for relief against the Corporation in an involuntary case,

(B) appoints a Custodian of the Corporation or for all or substantially all of the property of the Corporation, or

(C) orders the winding up or liquidation of the Corporation,

and the order or decree remains unstayed and in effect for 90 days.

The term “Bankruptcy Law” means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

A default under clause (3) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the Securities notify the Corporation of the default and the Corporation does not cure the default within 90 days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a “Notice of Default.” Subject to Sections 7.01 and 7.02 the Trustee shall not be charged with knowledge of any default unless written notice thereof shall have been given to the Trustee by the Corporation, the Paying Agent, the Holder of a Security or an agent of such Holder.

SECTION 6.02 Acceleration. If an Event of Default occurs and is continuing, the Trustee, by notice to the Corporation or the Holders of at least 25% in principal amount of the Securities by notice to the Corporation and the Trustee, may declare the principal of and accrued interest, if any, on all the Securities to be due and payable immediately. Upon such a declaration such principal and interest, if any, shall be due and payable immediately. The Holders of a majority in principal amount of the Securities by notice to the Trustee may rescind an acceleration (and upon such rescission any Event of Default caused by such acceleration shall be deemed cured) and its consequences if all existing Events of Default have been cured or waived, if the rescission would not conflict with any judgment or decree, and if all payments due to the Trustee and any predecessor Trustee under Section 7.07 have been made.

SECTION 6.03 Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest, if any, on the Securities or to enforce the performance of any provision of such Securities or this Indenture.

The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.04 Waiver of Past Defaults. Subject to Section 9.02 the Holders of a majority in principal amount of the Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences. When a Default or Event of Default is waived, it is cured and stops continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

SECTION 6.05 Control by Majority. The Holders of a majority in principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Holders of Securities or would involve the Trustee in personal liability.

SECTION 6.06 Limitation on Suits. No Holder of a Security may pursue any remedy with respect to this Indenture or the Securities unless:

(1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

(2) the Holders of at least 25% in principal amount of the Securities make a written request to the Trustee to pursue the remedy;

(3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

(4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

(5) during such 60-day period the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with the request.

A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over any other Securityholder.

SECTION 6.07 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest, if any, on the Security on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective date, shall not be impaired or affected without the consent of the Holder.

SECTION 6.08 Collection Suit by Trustee. If an Event of Default in payment of interest or principal specified in Section 6.01(1) or (2) occurs and is continuing, subject to Sections 6.02 and 6.04 the Trustee may recover judgment in its own name and as trustee of an express trust against the Corporation for the whole amount of principal and interest, if any, remaining unpaid.

SECTION 6.09 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Corporation, or any of its creditors or property, and unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other person performing similar functions.

SECTION 6.10 Priorities. If the Trustee collects any money pursuant to this Article with respect to the Securities, it shall pay out the money in the following order:

First: to the Trustee for amounts due under Section 7.07;

Second: to Holders for amounts due and unpaid on such Securities for principal and interest, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, if any, respectively; and

Third: to the Corporation.

The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section.

SECTION 6.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit other than the Trustee of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit including the Trustee, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Securities.

ARTICLE 7

TRUSTEE

SECTION 7.01 Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall with respect to Securities exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(b) Except during the continuance of an Event of Default:

(1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

(2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, notices or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of certificates, notices or opinions specifically required by any provision hereof to be furnished to it, the Trustee shall examine the certificates, notices and opinions to determine whether or not they conform to the requirements of this Indenture.

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(1) this paragraph does not limit the effect of paragraph (b) of this Section;

(2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

(d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

(e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

(f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Corporation.

SECTION 7.02 Rights of Trustee. (a) Subject to Section 7.01, the Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

(b) Before the Trustee acts or refrains from acting, it may require an Officers’ Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers’ Certificate or Opinion of Counsel.

(c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

(d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

(e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

(g) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

(h) The Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.

SECTION 7.03 Individual Rights of Trustee, etc. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Corporation or any of its affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

SECTION 7.04 Trustee’s Disclaimer. The Trustee makes no representations as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Corporation’s use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

SECTION 7.05 Notice of Defaults. If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder notice of the Default within 90 days after it occurs. Except in the case of a default in payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of such Holders.

SECTION 7.06 Reports by Trustee to Holders. If required pursuant to TIA Section 313(a), the Trustee, within 60 days after each May 15, shall mail to each Securityholder a brief report dated as of May 15 that complies with TIA Section 313(a). The Trustee also shall comply with the reporting obligations of TIA Section 313(b).

A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Corporation agrees to notify the Trustee whenever the Securities become listed on any stock exchange.

SECTION 7.07 Compensation and Indemnity. The Corporation shall pay to the Trustee from time to time reasonable compensation for its services. The Corporation shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee’s agents and counsel. The Corporation shall fully indemnify the Trustee against any and all losses, claims, damages, expenses or liabilities incurred by it in connection with the administration of this trust and its duties hereunder. The Trustee upon a Trust Officer becoming aware thereof shall notify the Corporation promptly of any claim for which it may seek indemnity. The Corporation need not pay for any settlement made without its consent. The Corporation need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its gross negligence, bad faith or willful misconduct.

To secure the Corporation’s payment obligations in this Section, the Trustee shall have a senior claim to which the Securities are hereby made subordinate on all money or property held or collected by the Trustee, except that held in trust to pay principal of and interest, if any, on particular Securities.

When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

The benefits of this Section 7.07 shall survive the termination of this Indenture.

SECTION 7.08 Replacement of Trustee. The Trustee may resign by so notifying the Corporation. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the removed Trustee and may appoint a successor Trustee with the Corporation’s consent. The Corporation may remove the Trustee if:

(1) the Trustee fails to comply with Section 7.10;

(2) the Trustee is adjudged a bankrupt or an insolvent;

(3) a receiver or other public officer takes charge of the Trustee or its property; or

(4) the Trustee otherwise becomes incapable of acting.

If the Trustee resigns or is removed or if a vacancy exists in the office of trustee for any reason, the Corporation shall promptly appoint a successor Trustee.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Corporation. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee for the benefit of the series of Securities with respect to which it is retiring to the successor Trustee, the resignation or removal of the retiring Trustee shall then become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Corporation or the Holders of a majority in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

SECTION 7.09 Successor Trustee by Merger, etc. If the Trustee consolidates with, merges or converts into or transfers all or substantially all its corporate trust assets to another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

SECTION 7.10 Eligibility; Disqualification. This Indenture shall always have a Trustee that satisfies the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least $5,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b). The Bank of New York is also the trustee under an indenture dated November 1, 1992, under which the Corporation (as successor in interest to Loral Corporation) has issued its 8 3/8% Senior Debentures due January 15, 2023 and its 7% Senior Debentures due September 15, 2023.

SECTION 7.11 Preferential Collection of Claims Against Corporation. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

ARTICLE 8

SATISFACTION, DISCHARGE AND DEFEASANCE

SECTION 8.01 Satisfaction and Discharge Under Limited Circumstances. If at any time (a) all Securities previously authenticated (other than any Securities destroyed, lost or stolen and replaced or paid as provided in Section 2.09) shall have been delivered to the Trustee for cancellation, or (b) all the Securities not previously delivered to the Trustee for cancellation shall have become due and payable, the Corporation has deposited or caused to be deposited with the Trustee as trust funds the entire amount (other than moneys paid to the Corporation in accordance with Section 8.05) sufficient to pay at maturity or upon redemption all Securities not previously delivered to the Trustee for cancellation, including principal and interest, if any, due, and if, in either case, the Corporation shall also pay all other sums then payable under this Indenture by the Corporation, then this Indenture shall cease to be of further effect with respect to the Securities, and the Trustee, on demand of and at the cost and expense of the Corporation, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. The Corporation will reimburse the Trustee for any subsequent costs or expenses reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

SECTION 8.02 Satisfaction and Discharge of Indenture. The Corporation at any time at its option may terminate all of its obligations under Securities previously authenticated and its obligations under this Indenture (except as provided below), and the Trustee, at the expense of the Corporation, shall, upon the request of the Corporation, execute proper instruments acknowledging satisfaction of and discharging this Indenture, effective on the date the following conditions are satisfied:

(1) with reference to this Section, the Corporation has deposited or caused to be deposited with the Trustee, as trust funds in trust, specifically pledged as security for and dedicated solely to the benefit of the Holders, (a) lawful money in an amount, or (b) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms (and, as to callable U.S. Government

Obligations, regardless of when they are called) will provide not later than the opening of business on the due dates of any payment of the principal of and any interest on the Securities lawful money of the United States in an amount, or (c) a combination thereof, sufficient to pay and discharge the principal of and interest, if any, on the Securities on the date on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities and 91 days have passed during which no Event of Default under Section 6.01(4) or 6.01(5) has occurred;

(2) if the Securities are then listed on any national securities exchange, the Corporation shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Securities to be delisted;

(3) the Corporation has delivered to the Trustee an Opinion of Counsel, to the effect that, based on applicable U.S. federal income tax law or a ruling published by the United States Internal Revenue Service, the discharge will not be deemed, or result in, a taxable event with respect to the Holders; and

(4) the Corporation has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, complying with Section 10.04 relating to the Corporation’s exercise of such option.

The trust established pursuant to subsection (1) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. The escrow trust agreement may, at the Corporation’s election, grant the Corporation the right to substitute U.S. Government Obligations from time to time for any or all of the U.S. Government Obligations deposited with the Trustee pursuant to this Section and the escrow trust agreement; provided, that the condition specified in subsection (1) above is satisfied immediately following any such substitution or substitutions. If any Securities are to be redeemed prior to their stated maturity pursuant to optional redemption provisions the applicable escrow trust agreement shall provide therefor and the Corporation shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation.

Upon the satisfaction of the conditions set forth in this Section with respect to the Securities, the terms and conditions of the Securities, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Corporation.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Corporation under Sections 2.03, 2.04, 2.05, 2.06, 2.09, 2.11, 7.07 and 7.08 with respect to the Securities shall survive until the Securities are no longer outstanding. Thereafter, the Corporation’s obligations in Section 7.07 shall survive such satisfaction and discharge.

“U.S. Government Obligations” means the following obligations:

(1) direct obligations of the United States for the payment of which its full faith and credit is pledged; or

(2) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States.

SECTION 8.03 Defeasance of Certain Obligations. The Corporation at any time at their option may cease to be under any obligation to comply with Sections 4.03, 4.04, 4.06, 4.07 and 6.02 with respect to the Securities effective on the date the following conditions are satisfied:

(1) with reference to this Section, the Corporation has deposited or caused to be deposited with the Trustee irrevocably, as trust funds in trust, specifically pledged as security for and dedicated solely to the benefit of the Holders, (a) lawful money in an amount, or (b) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms (and, as to callable U.S. Government Obligations, regardless of when they are called) will provide not later than the opening of business on the due dates of any payment of principal of and interest on the Securities lawful money of the United States in an amount, or (c) a combination thereof, sufficient to pay and discharge the principal of and interest on the Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities;

(2) the Corporation has delivered to the Trustee an Opinion of Counsel, to the effect that, based on applicable U.S. federal income tax law or a ruling published by the United States Internal Revenue Service, the defeasance will not be deemed, or result in, a taxable event with respect to the Holders; and

(3) the Corporation has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel complying with Section 10.04 relating to the Corporation’s exercise of such option.

The trust established pursuant to subsection (1) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. The escrow trust agreement may, at the Corporation’s election, grant the Corporation the right to substitute U.S. Government Obligations from time to time for any or all of the U.S. Government Obligations deposited with the Trustee pursuant to this Section and the escrow trust agreement; provided, that the condition specified in subsection (1) above is satisfied immediately following any such substitution or substitutions. If any Securities are to be redeemed prior to their stated maturity pursuant to optional redemption provisions, the applicable escrow trust agreement shall provide therefore and the Corporation shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation.

The Corporation’s exercise of its option under this Section shall not preclude the Corporation from subsequently exercising its option under Section 8.02 hereof and the Corporation may so exercise that option by providing the Trustee with written notice to such effect.

SECTION 8.04 Application of Trust Money. The Trustee shall hold in trust money and U.S. Government Obligations deposited with it pursuant to Sections 8.01, 8.02 or 8.03. It shall apply the deposited money and U.S. Government Obligations through the Paying Agent and in accordance with this Indenture, to the payment of principal and interest, if any, on the Securities for the payment of which such money and U.S. Government Obligations has been deposited. The Holder of any Security replaced pursuant to Section 2.09 shall not be entitled to any such payment and shall look only to the Corporation for any payment which such Holder may be entitled to collect. In connection with the satisfaction and discharge of this Indenture or the defeasance of certain obligations under this Indenture with respect to Securities pursuant to Section 8.02 or Section 8.03 hereof, respectively, the escrow trust agreement may, at the Corporation’s election, (1) enable the Corporation to direct the Trustee to invest any money received by the Trustee on the U.S. Government Obligations deposited in trust thereunder in additional U.S. Government Obligations and (2) enable the Corporation to withdraw monies or U.S. Government Obligations from the trust from time to time; provided, that the condition specified in Section 8.02(1) or 8.03(1) is satisfied immediately following any investment of such money by the Trustee or the withdrawal of monies or U.S. Government Obligations from the trust by the Corporation as the case may be.

SECTION 8.05 Repayment to Corporation. The Trustee and the Paying Agent shall promptly pay to the Corporation upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay, unless otherwise prohibited by mandatory provisions of applicable escheat or abandoned or unclaimed property law, to the Corporation upon request any money held by them for the payment of principal or interest, if any, that remains unclaimed for two years.

ARTICLE 9

AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01 Without Consent of Holders. The Corporation may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

(1) to cure any ambiguity, omission, defect or inconsistency;

(2) to comply with Article 5;

(3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

(4) to effectuate or comply with the provisions of Section 7.08;

(5) to provide for or confirm the issuance of Additional Securities;

(6) to make any change that does not materially adversely affect the rights of any Holder; or

(7) to add or change or eliminate any provisions of this Indenture as shall be necessary or desirable in accordance with any amendments to the TIA.

The Trustee may waive compliance by the Corporation with any provision of this Indenture or the Securities without notice to or consent of any Securityholder if the waiver does not materially adversely affect the rights of any Holder.

SECTION 9.02 With Consent of Holders. The Corporation may amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of not less than a majority in principal amount of the Securities and the Trustee shall execute any such amendment or supplement at the direction of the Corporation. The Holders of a majority in principal amount of the Securities may waive compliance by the Corporation with any provision of this Indenture or the Securities without notice to any Securityholder. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

(1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

(2) reduce the rate of or extend the time for payment of interest on any Security;

(3) reduce the principal of or extend the fixed maturity of any Security; or

(4) make any Security payable in a currency or currency unit other than that stated in the Security.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplement or amendment, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.03 Compliance with Trust Indenture Act of 1939. Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 9.04. Revocation and Effect of Consents. A consent to an amendment, supplement or waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder’s Security, even if notation of the consent is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of the Security. The Trustee must receive the notice of revocation before the date the amendment, supplement or waiver becomes effective.

After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder unless it makes a change described in clauses (2), (3) or (4) of Section 9.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder’s Security.

SECTION 9.05 Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Corporation or the Trustee so determine, the Corporation in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

SECTION 9.06 Trustee to Sign Amendments, etc. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment, supplement or waiver the Trustee shall be provided with, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment, supplement or waiver is authorized or permitted by this Indenture. The Corporation may not sign an amendment or supplement unless authorized by an appropriate Board Resolution.

ARTICLE 10

MISCELLANEOUS

SECTION 10.01 TIA Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

SECTION 10.02 Notices. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first-class mail addressed as follows:

if to the Corporation:

Lockheed Martin Corporation

Attention: Treasurer

6801 Rockledge Drive

Bethesda, Maryland 20817

if to the Trustee:

The Bank of New York

101 Barclay Street, 8W

New York, New York 10286

Fax: 212-815-5707

Attention: Corporate Trust Administration

The Corporation or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder’s address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

Failure to mail a notice of communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 10.03 Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Corporation, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 10.04 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Corporation to the Trustee to take any action under this Indenture, if so requested the Corporation shall furnish to the Trustee:

(1) an Officers’ Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 10.05 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(1) a statement that the person making such certificate or opinion has read such covenant or condition;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of such person, the person has made such examination or investigation as is necessary to enable the person to express an informed opinion as to whether such covenant or condition has been complied with;

(4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 10.06 When Treasury Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Corporation or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation, shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities a Trust Officer which the Trustee actually knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

SECTION 10.07 Rules by Trustee, Paying Agent, Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 10.08 Legal Holidays. A “Legal Holiday” is a Saturday, a Sunday, a legal holiday or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment shall be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday in the state or other jurisdiction in which the Trustee maintains its principal place of business, then the record date shall be the next succeeding day that is not a Legal Holiday in such state or other jurisdiction.

SECTION 10.09 Governing Law. The laws of the State of Maryland shall govern this Indenture and the Securities.

SECTION 10.10 No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Corporation or any Subsidiary of the Corporation. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 10.11 No Recourse Against Others. A director, officer, employee or stockholder (other than the Corporation as issuer of the Debt Securities), as such, of the Corporation shall not have any liability for any obligation of the Corporation under the Securities or the Indenture or for any claim based on, with respect to or by reason of such obligations or their creation. All such liability is waived and released as a condition of, and as partial consideration for, the execution of this Indenture and the issue of the Securities.

SECTION 10.12 Successors. All agreements of the Corporation in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 10.13 Duplicate Originals. The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

SECTION 10.14 Acts of Holders; Record Dates.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Corporation. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01(e)) conclusive in favor of the Trustee and the Corporation, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer’s individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer’s authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) The Corporation may, in the circumstances permitted by the TIA, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Corporation prior to the first solicitation of a Holder made by any person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 2.05) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

SECTION 10.15 Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 10.16 Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

SIGNATURES

Attest:		LOCKHEED MARTIN CORPORATION

/s/ David A. Dedman	By:	/s/ John C. McCarthy
Assistant Secretary		Vice President and Treasurer

THE BANK OF NEW YORK,
as Trustee

	By:	/s/ Cheryl L. Clarke
Cheryl L. Clarke Vice President

EXHIBIT A

[INSERT DTC LEGEND IF REQUIRED]

[INSERT RESTRICTED LEGEND IF REQUIRED]

[FACE OF SECURITY]

LOCKHEED MARTIN CORPORATION

6.15% Note Due 2036

[CUSIP] [CINS]

No.	$

Lockheed Martin Corporation, a Maryland corporation (the “Corporation”, which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to                     , or its registered assigns, the principal sum of                      DOLLARS ($            ) on September 1, 2036.

[Initial]1 Interest Rate: 6.15% per annum.

Interest Payment Dates: March 1 and September 1, commencing March 1, 2007.

Regular Record Dates: February 15 and August 15.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

[1]	Include for Initial Securities or Initial Additional Securities only.

IN WITNESS WHEREOF, the Corporation has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Date:	LOCKHEED MARTIN CORPORATION

By:
Name:
Title:

(Form of Trustee’s Certificate of Authentication)

This is one of the 6.15% Notes Due 2036, described in the Indenture referred to in this Security.

The Bank of New York,
as Trustee

By:
Authorized Signatory

[REVERSE SIDE OF SECURITY]

LOCKHEED MARTIN CORPORATION

6.15% Note Due 2036

1. Principal and Interest.

The Corporation promises to pay the principal of this Security on September 1, 2036.

The Corporation promises to pay interest on the principal amount of this Security on each interest payment date, as set forth on the face of this Security, at the rate of 6.15% per annum (subject to adjustment as provided below).

Interest will be payable semiannually (to the holders of record of the Securities at the close of business on the March 1 and September 1 immediately preceding the interest payment date) on each interest payment date, commencing March 1, 2007 [(subject to adjustment as provided below)]1.

[The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated August 30, 2006, among the Corporation and Banc of America Securities LLC and UBS Securities LLC, as the dealer managers (the “Registration Rights Agreement”), including receipt of Additional Interest upon a Registration Default (as defined in such agreement). The Corporation shall make payments of Additional Interest in accordance with the provisions set forth herein for the payment of regular interest.]2

Interest on this Security will accrue from the most recent date to which interest has been paid on this Security [or the Security surrendered in exchange for this Security]3 (or, if there is no existing default in the payment of interest and if this Security is authenticated between a regular record date and the next interest payment date, from such interest payment date) or, if no interest has been paid, from the [date of issuance]4. Interest will be computed in the basis of a 360-day year of twelve 30-day months.

If the Corporation defaults in a payment of interest on this Security, it shall pay the defaulted interest to the Persons who are Holders on a subsequent special record date. The Corporation shall fix the special record date and the payment date in respect thereof. At least 15 days before the special record date, the Corporation shall mail to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Corporation may pay defaulted interest in any other lawful manner.

2. Indenture.

[1]	Include for Initial Securities or Initial Additional Securities only.
[2]	Include only for Initial Security or Initial Additional Security.
[3]	Include only for Exchange Security.
[4]	For Initial Securities. For Additional Securities this date will be the most recent date to which interest has been paid on the Initial Securities; if no interest has been paid on the Initial Securities, this date shall be the date of issuance of the Initial Securities.

This is one of the Securities issued under an Indenture dated as of August 30, 2006 (as amended from time to time, the “Indenture”), among the Corporation and The Bank of New York, as Trustee. Capitalized terms used herein are used as defined in the Indenture unless otherwise indicated. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture will control.

The Securities are general unsecured obligations of the Corporation. The Indenture limits the original aggregate principal amount of the Securities to $1,079,230,000, but Additional Securities may be issued pursuant to the Indenture, and the originally issued Securities and all such Additional Securities vote together for all purposes as a single class.

3. Optional Redemption.

The Corporation may redeem all the Securities at any time, or some of them from time to time, at the option of the Corporation at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities and (2) the sum of the present values of the Remaining Scheduled Payments on the Securities, discounted to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 20 basis points. In either case, the redemption price will also include interest accrued to the date of redemption on the principal balance of the Securities being redeemed.

“Treasury Rate” means, for any redemption date, the annual rate equal to yield of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that redemption date. The yield of the Comparable Treasury Issue will be computed as of the second business day immediately preceding the redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by one of the investment banking firms named below that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the applicable remaining term of the Securities.

The investment banks that may be used to select a Comparable Treasury Issue for this purpose are Banc of America Securities LLC and UBS Securities LLC, each of their successors, and any two other nationally recognized investment banking firms that the Corporation appoints from time to time that are primary dealers of U.S. government securities in the United States, each of whom is referred to as a “Reference Treasury Dealer.” If any of the firms named in the preceding sentence ceases to be a primary dealer of U.S. government securities in the United States, the Corporation will appoint another nationally recognized investment banking firm as a substitute.

“Comparable Treasury Price” means, for any redemption date:

(1) the average of the Reference Treasury Dealer Quotations obtained by the Trustee for that redemption date after excluding the highest and lowest of those Reference Treasury Dealer Quotations; or

(2) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the third business day preceding that redemption date. The Trustee shall seek Reference Treasury Dealer Quotations in respect of any redemption date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related redemption date but for the redemption. If, however, the redemption date is not an Interest Payment Date, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be reduced by the amount of interest accrued on the Security to the redemption date.

4. Defeasance.

The Corporation may discharge or defease certain of its obligations with respect to the Securities by irrevocably depositing with the Trustee, in trust, cash or government securities sufficient to pay all sums due on the Securities. The establishment of such a trust will be conditioned on the delivery by the Corporation to the Trustee of an opinion of counsel, who may be counsel to the Corporation, to the effect that, based on applicable U.S. federal income tax law or a ruling published by the United States Internal Revenue Service, the defeasance and discharge will not be deemed, or result in, a taxable event with respect to the Holders of the Securities.

5. Registered Form; Denominations; Transfer; Exchange.

The Securities are in registered form without coupons in denominations of $1,000 principal amount and any multiple of $1,000 in excess thereof. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Trustee may require a Holder to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

6. Defaults and Remedies.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of the Securities and accrued interest thereon may be declared due and payable in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if a committee of its trust officers in good faith determines that withholding notice is in the interests of such Holders.

7. Amendment and Waiver.

Subject to certain exceptions, the Indenture and the Securities may be amended or supplemented, or default may be waived, with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or the consent of any Holder, the Corporation and the Trustee may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, omission, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of Certificated Securities, to provide for or confirm the issuance of Additional Securities or to make any change that does not materially adversely affect the rights of any Holder. Without the consent of any Holder, the Trustee may waive compliance with any provision of the Indenture or the Securities if the waiver does not materially adversely affect the rights of any Holder.

8. Restrictive Covenants.

The Indenture does not limit unsecured debt of the Corporation or any of its Subsidiaries. It does limit certain mortgages, liens and sale-leaseback transactions. The limitations are subject to a number of important qualifications and exceptions. Once a year the Corporation must report to the Trustee on compliance with the limitations.

9. Authentication.

This Security is not valid until the Trustee signs the certificate of authentication on the other side of this Security.

10. Governing Law.

The laws of the State of Maryland shall govern this Security and the Indenture.

11. Abbreviations.

Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A/ (= Uniform Gifts to Minors Act).

The Corporation will furnish a copy of the Indenture to any Holder upon written request and without charge.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee

The within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Corporation with full power of substitution in the premises.

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES BEARING A RESTRICTED LEGEND]

In connection with any transfer of this Security occurring prior to                     , the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

Check One

☐ (1) This Security is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of Exhibit G to the Indenture is being furnished herewith.

☐ (2) This Security is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit F to the Indenture is being furnished herewith.

or

☐ (3) This Security is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee is not obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date:

Seller

By

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:[1]

By

To be executed by an executive officer

[1]	Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Association Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended

SCHEDULE OF EXCHANGES OF SECURITIES1

The following exchanges of a part of this Global Security for Physical Securities or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

[1]	For Global Securities.

EXHIBIT B

RESTRICTED LEGEND

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER (1) REPRESENTS THAT (A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT OR (B) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND (2) AGREES FOR THE BENEFIT OF LOCKHEED MARTIN CORPORATION THAT IT WILL NOT OFFER, SELL PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (A) TO LOCKHEED MARTIN CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, THE CORPORATION RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

B-1

EXHIBIT C

DTC LEGEND

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[TRANSFERS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.]

C-1

EXHIBIT D

Regulation S Certificate

                    ,

[ ]

Attention: Corporate Trust Administration

Re:	Lockheed Martin Corporation

6.15% Notes due 2036 (the “Securities”)

Issued under the Indenture (the “Indenture”) dated as

as of August 30, 2006 relating to the Securities

Ladies and Gentlemen:

Terms are used in this Certificate as used in Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise stated herein.

[CHECK A OR B AS APPLICABLE.]

☐	A. This Certificate relates to our proposed transfer of $ principal amount of Securities issued under the Indenture. We hereby certify as follows:

1. The offer and sale of the Securities was not and will not be made to a person in the United States (unless such person is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

2. Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

3. Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Securities.

4. The proposed transfer of Securities is not part of a plan or scheme to evade the registration requirements of the Securities Act.

D-1

5. If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Securities, and the proposed transfer takes place during the Restricted Period (as defined in the Indenture), or we are an officer or director of the Corporation, we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

☐	B. This Certificate relates to our proposed exchange of $ principal amount of Securities issued under the Indenture for an equal principal amount of Securities to be held by us. We hereby certify as follows:

1. At the time the offer and sale of the Securities was made to us, either (i) we were not in the United States or (ii) we were excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3); and we were not a member of an identifiable group of U.S. citizens abroad.

2. Unless the circumstances described in paragraph 1(ii) above are applicable, either (a) at the time our buy order was originated, we were outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.

3. The proposed exchange of Securities is not part of a plan or scheme to evade the registration requirements of the Securities Act.

You and the Corporation are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF SELLER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]

By:
Name:
Title:
Address:

Date:

D-2

EXHIBIT E

Rule 144A Certificate

                    ,

[ ]

Attention: Corporate Trust Administration

Re:	Lockheed Martin Corporation

6.15% Notes due 2036 (the “Securities”)

Issued under the Indenture (the “Indenture”) dated as

as of August 30, 2006 relating to the Securities

Ladies and Gentlemen:

This Certificate relates to:

[CHECK A OR B AS APPLICABLE.]

☐	A. Our proposed purchase of $ principal amount of Securities issued under the Indenture.

☐	B. Our proposed exchange of $ principal amount of Securities issued under the Indenture for an equal principal amount of Securities to be held by us.

We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of                 , 200    , which is a date on or since close of our most recent fiscal year. We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”). If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Securities to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have received such information regarding the Corporation as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

E-1

You and the Corporation are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF PURCHASER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]

By:
Name:
Title:
Address:

Date:

E-2

EXHIBIT F

[COMPLETE FORM I OR FORM II AS APPLICABLE.]

[FORM I]

Certificate of Beneficial Ownership

To:	[ ]

Attention: Corporate Trust Administration OR

[Name of DTC Participant]

Re:	Lockheed Martin Corporation

6.15% Notes due 2036 (the “Securities”)

Issued under the Indenture (the “Indenture”) dated as

as of August 30, 2006 relating to the Securities

Ladies and Gentlemen:

We are the beneficial owner of $             principal amount of Securities issued under the Indenture and represented by an Offshore Global Security (as defined in the Indenture).

We hereby certify as follows:

[CHECK A OR B AS APPLICABLE.]

☐	A. We are a non-U.S. person (within the meaning of Regulation S under the Securities Act of 1933, as amended).

☐	B. We are a U.S. person (within the meaning of Regulation S under the Securities Act of 1933, as amended) that purchased the Securities in a transaction that did not require registration under the Securities Act of 1933, as amended.

You and the Corporation are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF BENEFICIAL OWNER]

By:
Name:
Title:
Address:

Date:

[FORM II]

Certificate of Beneficial Ownership

To:	[ ]

Attention: Corporate Trust Administration

Re:	Lockheed Martin Corporation

6.15% Notes due 2036 (the “Securities”)

Issued under the Indenture (the “Indenture”) dated as

as of August 30, 2006 relating to the Securities

Ladies and Gentlemen:

This is to certify that based solely on certifications we have received in writing or by electronic transmission from Institutions appearing in our records as persons being entitled to a portion of the principal amount of Securities represented by an Offshore Global Security issued under the above-referenced Indenture, that as of the date hereof, $             principal amount of Securities represented by the Offshore Global Security being submitted herewith for exchange is beneficially owned by persons that are either (i) non-U.S. persons (within the meaning of Regulation S under the Securities Act of 1933, as amended) or (ii) U.S. persons that purchased the Securities in a transaction that did not require registration under the Securities Act of 1933, as amended.

We further certify that (i) we are not submitting herewith for exchange any portion of such Offshore Global Security excepted in such certifications and (ii) as of the date hereof we have not received any notification from any Institution to the effect that the statements made by such Institution with respect to any portion of such Offshore Global Security submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

You and the Corporation are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Yours faithfully,

[Name of DTC Participant]

By:
Name:
Title:
Address:

Date:

EXHIBIT G

THIS SECURITY IS A TEMPORARY GLOBAL SECURITY. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON THAT PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL SECURITIES OTHER THAN A PERMANENT GLOBAL SECURITY IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.

G-1